Exhibit 10.1
Execution Version
AMENDMENT NO. 2
TO
CREDIT AGREEMENT
AMENDMENT NO. 2, dated as of August 2, 2016 (this “Amendment”), by and among FIRST HUNTINGDON FINANCE CORP. (the “Borrower”), TOLL BROTHERS, INC. (the “Company”), the other Subsidiaries of the Company party hereto, all of the Existing Lenders under the Credit Agreement and SunTrust Bank, as Administrative Agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of February 3, 2014 (as amended by Amendment No. 1, dated as of May 19, 2016 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Company, the Lenders from time to time party thereto (the “Existing Lenders”) and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
WHEREAS, the Borrower has requested that all of the Existing Lenders agree to extend the maturity of the Term Loan Facility to August 2, 2021;
WHEREAS, in accordance with Section 9.2(ii) of the Credit Agreement, the Term Loan Facility Maturity Date may be amended with the consent of all of the Existing Lenders under the Credit Agreement directly and adversely affected thereby; and
WHEREAS, the Existing Lenders party hereto constituting all of the Existing Lenders under the Credit Agreement on the date hereof have agreed to so amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
1.Amendments to the Credit Agreement and Schedule 3
Effective as of the Amendment No. 2 Effective Date (as defined below), the definition “Term Loan Facility Maturity Date” appearing in Article I of the Credit Agreement is hereby amended and restated as follows:
“‘Term Loan Facility Maturity Date’” means August 2, 2021 or any earlier date on which all Term Loans become due or are declared due in accordance herewith or are paid in full.”
2.    Acknowledgements and Consents.
Pursuant to Section 9.2 of the Credit Agreement, the Administrative Agent, the Borrower, the Company and each Existing Lender party hereto hereby consents to this Amendment, including, without limitation, the amendments set forth in Section 1 hereof.

3.    Conditions Precedent to the Effectiveness of this Amendment
This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 2 Effective Date”):
(a)    Executed Counterparts. The Administrative Agent shall have received duly executed counterparts to this Amendment from the Borrower, the Company, each other Loan Party and each Existing Lender;
(b)    Copies of the articles or certificate of incorporation of each of the Borrower and the Company, together with all amendments, and a certificate of good standing, each certified by the appropriate governmental officer in its jurisdiction of incorporation;
(c)    Copies, certified by the Secretary or Assistant Secretary of each of the Borrower and the Company, of the by-laws and Board of Directors’ resolutions and resolutions or actions of any other body authorizing the execution, delivery and performance of this Amendment;
(d)    An incumbency certificate, executed by the Secretary or Assistant Secretary of each of the Borrower and the Company, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of the Borrower or the Company (as applicable) authorized to sign this Amendment, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower or the Company (as applicable);
(e)    To the extent requested by the Administrative Agent, copies of the articles or certificate of incorporation, partnership agreement or limited liability company operating agreement of each other Loan Party, together with all amendments, and a certificate of good standing, each certified by the appropriate governmental officer in its jurisdiction of incorporation;
(f)    To the extent requested by the Administrative Agent, copies, certified by the Secretary or Assistant Secretary of each other Loan Party, of its by-laws and of its Board of Directors’ resolutions and of resolutions or actions of any other body authorizing the execution, delivery and performance of this Amendment;
(g)    An incumbency certificate, executed by the Secretary or Assistant Secretary of each other Loan Party, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of such Loan Party authorized to sign this Amendment;
(h)    A certificate, signed by the chief financial officer, controller, chief accounting officer or treasurer of the Borrower, stating that on the Amendment No. 2 Effective Date, before and after giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing and that all of the representations and warranties in Article VI of the Credit Agreement (as amended by this Amendment) and Section 4 of this Amendment are true and correct in all material respects (except to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects), except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects (except to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects) on and as of such earlier date; provided, however, that references therein to the “Credit Agreement” or any other term which includes the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents, waivers and amendments set forth herein;
(i)    Fees and Expenses Paid. The Borrower shall have paid all expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) to the extent invoiced at least one (1) Business Day prior to the Amendment No. 2 Effective Date;

(j)    Opinion of Counsel. The Administrative Agent shall have received executed legal opinions, addressed to the Administrative Agent and the Lenders, and in form and substance reasonably satisfactory to the Administrative Agent, from:
(i)    Ballard Spahr LLP, counsel to the Loan Parties;
(ii)    John K. McDonald, Esq., general counsel to the Company;
(iii)    Timothy Hoban, Esq., California counsel of the Subsidiaries of the Company;
(iv)    Foley & Lardner LLP, Florida counsel of the Subsidiaries of the Company;
(v)    Thomas M. Tracy, Esq., Maryland counsel of the Subsidiaries of the Company;
(vi)    Mark J. Warshauer, Esq., New Jersey counsel of the Subsidiaries of the Company;
(vii)    Kenneth J. Greenspan Esq., Pennsylvania counsel of the Subsidiaries of the Company;
(viii)    Nowak & Stauch LLP, Texas counsel of the Subsidiaries of the Company;
(ix)    Thomas M. Tracy, Esq., Virginia counsel of the Subsidiaries of the Company; and
(x)    Marsha Martin, Esq., Washington counsel of the Subsidiaries of the Company.
(k)    Solvency Certificate. A solvency certificate signed by the chief financial officer or treasurer of the Company, confirming the solvency of the Company and its Subsidiaries on a consolidated basis after giving effect to this Amendment on the Amendment No. 2 Effective Date.
(l)    Regulatory Documentation. The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the PATRIOT Act, that has been requested prior to the Amendment No. 2 Effective Date.
(m)    Consent Fee. The Borrower or the Company shall have paid to the Administrative Agent for the account of each Existing Lender party hereto that delivers to the Administrative Agent (or its counsel) on or prior to the date hereof, an executed counterpart of this Amendment indicating its consent to the amendment contained herein, a fee in an amount equal to 0.15% of the aggregate outstanding principal amount of Term Loans held by such Existing Lender immediately prior to the effectiveness of this Amendment.
4.    Representations and Warranties
On and as of the Amendment No. 2 Effective Date, after giving effect to this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender as follows:
(a)    each Loan Party has the power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by each Loan Party of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate (or, in the case of Loan Parties that are not corporations, other) proceedings, and the Loan Documents constitute legal, valid and binding obligations of the applicable Loan Parties enforceable against them in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar Laws affecting the enforcement of creditors’ rights generally and by equitable principles (regardless of whether enforcement is sought in equity or law);

(b)    each of the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement (as amended by this Amendment) and any other Loan Document is true and correct in all material respects (except to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects) on and as of the Amendment No. 2 Effective Date, as if made on and as of such date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects (except to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects) on and as of such earlier date; provided, however, that references therein to the “Credit Agreement” or any other term which includes the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents, waivers and amendments set forth herein;
(c)    no Default or Unmatured Default has occurred, is continuing or existed immediately prior to or will exist immediately after giving effect to this Amendment and the transaction contemplated hereby; and
(d)    neither the execution and delivery by the Loan Parties of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or of the Credit Agreement, as amended by this Amendment, will violate (i) any Law binding on any of the Loan Parties or their respective Property or (ii) the articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, of the Loan Parties, or (iii) the provisions of any indenture, instrument or agreement to which any Loan Party is a party or is subject (including, without limitation, the Credit Agreement as in effect immediately prior to giving effect to this Amendment), or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of any Loan Party pursuant to the terms of any such indenture, instrument or agreement other than any such violation, conflict, default or Lien which, in the case of each of clauses (i) and (iii) above (other than in the case of clause (iii) as it relates to the Credit Agreement as in effect immediately prior to giving effect to this Amendment), would not reasonably be expected to have a Material Adverse Effect. As of the date hereof, no order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any Official Body or any other Person that has not been obtained by any Loan Party, is required to be obtained by any Loan Party in connection with the execution and delivery of this Amendment, any borrowings heretofore made under the Credit Agreement, the payment and performance by the Loan Parties of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents.
5.    Reference to the Effect on the Loan Documents
(a)    As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
(b)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, the Guarantors, any Agent or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except in each case as expressly set forth herein.
(d)    This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and any other Loan Document.

6.    Reaffirmation
Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party (as modified hereby); (ii) with respect to the Guarantors, its guarantee of the Obligations under the Guaranty Agreement; and (iii) agrees that (A) each Loan Document to which it is a party shall continue to be in full force and effect (as modified hereby) and (B) all guarantees, covenants and agreements by such Loan Party under the Loan Documents shall continue to be in full force and effect (as modified hereby) and shall accrue to the benefit of the Lenders and the Administrative Agent and shall not be affected, impaired or discharged hereby or by the transactions contemplated in this Amendment (except as expressly provided herein).
7.    Execution in Counterparts
This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
8.    Governing Law
THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
9.    Section Titles
The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
10.    Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.
11.    Severability
The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

12.    Successors
The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
13.    Jurisdiction; Waiver of Jury Trial
The jurisdiction and waiver of right to trial by jury provisions in Sections 16.2 and 16.3 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

FIRST HUNTINGDON FINANCE CORP.

By:        /s/ Martin P. Connor
    Name:     Martin P. Connor
    Title:     Senior Vice President & Chief
Financial Officer

TOLL BROTHERS, INC., a Delaware corporation and each of the other Designated Guarantors listed below on Exhibit B
By:            /s/ Martin P. Connor
Martin P. Connor, Senior Vice President or Vice President of (i) each of the Designated Guarantors which is a corporation or limited liability company; (ii) each corporate general partner of each of the Designated Guarantors which is a general or limited partnership; and (iii) each corporate trustee of each of the Designated Guarantors which is a trust.

Toll Brothers - Credit Agreement
Amendment No. 2

TOLL LAND CORP. NO. 10 and each of the other Designated Guarantors listed below on Exhibit C
By:        /s/ Richard T. Hartman
Richard T. Hartman, President of (i) each of the Designated Guarantors which is a corporation or limited liability company, (ii) each corporate general partner of each of the Designated Guarantors which is a general or limited partnership; and (iii) each corporate trustee of each of the Designated Guarantors which is a trust.

Toll Brothers - Credit Agreement
Amendment No. 2

SUNTRUST BANK, as Administrative Agent and a Lender

By:        /s/ Ryan Almond
    Name:     Ryan Almond
    Title:     Group Vice President

Toll Brothers - Credit Agreement
Amendment No. 2

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:    /s/ Keith J. Connolly
Name: Keith J. Connolly
Title: Managing Director

Toll Brothers - Credit Agreement
Amendment No. 2

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ William Hutchinson
Name: William Hutchinson
Title: Vice President

Toll Brothers - Credit Agreement
Amendment No. 2

CAPITAL ONE, N.A., as a Lender

By:    /s/ Kevin S. Christman
Name: Kevin S. Christman
Title: Senior Vice President

Toll Brothers - Credit Agreement
Amendment No. 2

WELLS FARGO BANK, N.A., as a Lender

By:    /s/ Elena Bennett
Name: Elena Bennett
Title: Senior Vice President

Toll Brothers - Credit Agreement
Amendment No. 2

BENEFICIAL MUTUAL SAVINGS BANK, as a Lender

By:     /s/ Robert G. McGill Jr.
Name: Robert G. McGill Jr.
Title: Senior Vice President

Toll Brothers - Credit Agreement
Amendment No. 2

THE BANK OF NEW YORK MELLON, as a Lender

By:     /s/ Carol Murray
Name: Carol Murray
Title: Managing Director

Toll Brothers - Credit Agreement
Amendment No. 2

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION, as a Lender

By:     /s/ Michael Glandt
Name: Michael Glandt
Title: Vice President

Toll Brothers - Credit Agreement
Amendment No. 2

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:     /s/ J. Richard Litton
Name: J. Richard Litton
Title: Senior Vice President

Toll Brothers - Credit Agreement
Amendment No. 2

EXHIBIT A

[reserved]

EXHIBIT B

[See Attached]

EXHIBIT B

CORPORATIONS

110-112 Third Ave. Realty Corp.
ESE Consultants, Inc.
Fairway Valley, Inc.
First Brandywine Investment Corp. II
First Brandywine Investment Corp. IV
Franklin Farms G.P., Inc.,
HQZ Acquisitions, Inc.
MA Limited Land Corporation
PRD Investors, Inc.
Shapell Homes, Inc.
Shapell Industries, Inc.
SH Homes Corporation
SI Investment Corporation
The Silverman Building Companies, Inc.
TB Proprietary Corp.
Tenby Hunt, Inc.
Toll Architecture I, P.A.
Toll Architecture, Inc.
Toll AZ GP Corp.
Toll Bros. of Arizona, Inc.
Toll Bros. of North Carolina, Inc.
Toll Bros. of North Carolina II, Inc.
Toll Bros. of North Carolina III, Inc.
Toll Bros., Inc. (a Delaware corporation)
Toll Bros., Inc. (a Pennsylvania corporation)
Toll Bros., Inc. (a Texas corporation)
Toll Brothers AZ Construction Company
Toll Brothers Canada USA, Inc.
Toll Brothers Finance Corp.
Toll Brothers Real Estate, Inc.
Toll Buckeye Corp.
Toll CA GP Corp.
Toll CA Holdings, Inc.
Toll Centennial Corp.
Toll CO GP Corp.
Toll Corp.
Toll Development Company, Inc.
Toll Diamond Corp.
Toll FL GP Corp.
Toll GA GP Corp.
Toll Golden Corp.
Toll Granite Corp.
Toll Holdings, Inc.
Toll IL GP Corp.
Toll Land Corp. No. 20
Toll Land Corp. No. 43
Toll Land Corp. No. 50
Toll MD Builder Corp.
Toll Mid-Atlantic LP Company, Inc.
Toll Mid-Atlantic Note Company, Inc.

Toll Midwest Note Company, Inc.
Toll MI GP Corp.
Toll MN GP Corp.
Toll NC GP Corp.
Toll NH GP Corp.
Toll NJX-I Corp.
Toll Northeast LP Company, Inc.
Toll Northeast Note Company, Inc.
Toll Northeast Services, Inc.
Toll NV GP Corp.
Toll OH GP Corp.
Toll PA Builder Corp.
Toll PA GP Corp.
Toll PA II GP Corp.
Toll PA III GP Corp.
Toll Palmetto Corp.
Toll Peppertree, Inc.
Toll Realty Holdings Corp. I
Toll Realty Holdings Corp. II
Toll RI GP Corp.
Toll SC GP Corp.
Toll Southeast LP Company, Inc.
Toll Southeast Note Company, Inc.
Toll Southwest Note Company, Inc.
Toll SW Holding I Corp.
Toll TN GP Corp.
Toll TX GP Corp.
Toll VA GP Corp.
Toll VA Member Two, Inc.
Toll Westcoast Note Company, Inc.
Toll WA GP Corp.
Toll WV GP Corp.
Toll YL, Inc.
Upper K Investors, Inc.

PARTNERSHIPS

PARTNERSHIP	GENERAL PARTNER(S)

51 N. 8th Street L.P.	51 N. 8th Street I LLC
Ashford Land Company, L.P.	Liester, LLC
Audubon Ridge, L.P.	Toll PA GP Corp.
Belmont Land, L.P.	Toll VA GP Corp.
Binks Estates Limited Partnership	Toll FL GP Corp.
The Bird Estate Limited Partnership	Franklin Farms G.P., Inc.
Blue Bell Country Club, L.P.	Toll PA GP Corp.
Broad Run Associates, L.P.	Toll PA GP Corp.
Byers Commercial LP	Byers Commercial LLC
CC Estates Limited Partnership	Franklin Farms G.P., Inc.
Cold Spring Hunt, L.P.	Toll PA GP Corp.
Coleman-Toll Limited Partnership	Toll NV GP Corp.
Dominion Country Club, L.P.	Toll VA GP Corp.
Fairfax Investment, L.P.	Toll VA GP Corp.
Farmwell Hunt, L.P.	Toll VA GP Corp.
First Brandywine Partners, L.P.	Toll PA GP Corp.
Great Falls Hunt, L.P.	Toll VA GP Corp.
Greens at Waynesborough, L.P.	Toll PA GP Corp.
Hockessin Chase, L.P.	Tenby Hunt, Inc.
Huckins Farm Limited Partnership	Franklin Farms G.P., Inc.
Loudoun Valley Associates, L.P.	Toll VA GP Corp.
NC Country Club Estates Limited Partnership	Toll NC GP Corp.
Porter Ranch Development Co.	Shapell Industries, Inc.
PRD Investors, Inc.
PRD Investors, LLC
Silverman-Toll Limited Partnership	Toll MI GP Corp.
Sorrento at Dublin Ranch I LP	Toll CA GP Corp.
Sorrento at Dublin Ranch III LP	Toll CA GP Corp.
South Riding Amberlea LP	Toll VA GP Corp.
South Riding, L.P.	Toll VA GP Corp.
South Riding Partners Amberlea LP	Toll VA GP Corp.
South Riding Partners, L.P.	Toll VA GP Corp.
Southport Landing Limited Partnership	Toll Land Corp. No. 20
Springton Pointe, L.P.	Toll PA GP Corp.
Stone Mill Estates, L.P.	Toll PA GP Corp.
Swedesford Chase, L.P.	Toll PA GP Corp.
TBI/Naples Limited Partnership	Toll FL GP Corp.
TBI/Palm Beach Limited Partnership	Toll FL GP Corp.
Toll at Brier Creek Limited Partnership	Toll NC GP Corp.
Toll at Honey Creek Limited Partnership	Toll MI GP Corp.
Toll at Whippoorwill, L.P.	Toll Peppertree, Inc.
Toll Brooklyn L.P.	Toll Peppertree, Inc.

Toll Brothers AZ Limited Partnership	Toll AZ GP Corp.
Toll CA, L.P.	Toll CA GP Corp.
Toll CA II, L.P.	Toll CA GP Corp.
Toll CA III, L.P.	Toll CA GP Corp.
Toll CA IV, L.P.	Toll CA GP Corp.
Toll CA V, L.P.	Toll CA GP Corp.
Toll CA VI, L.P.	Toll CA GP Corp.
Toll CA VII, L.P.	Toll CA GP Corp.
Toll CA VIII, L.P.	Toll CA GP Corp.
Toll CA IX, L.P.	Toll CA GP Corp.
Toll CA X, L.P.	Toll CA GP Corp.
Toll CA XI, L.P.	Toll CA GP Corp.
Toll CA XII, L.P.	Toll CA GP Corp.
Toll CA XIX, L.P.	Toll CA GP Corp.
Toll CA XX, L.P.	Toll CA GP Corp.
Toll CO, L.P.	Toll CO GP Corp.
Toll CO II, L.P.	Toll CO GP Corp.
Toll CO III, L.P.	Toll CO GP Corp.
Toll CT Limited Partnership	Toll Land Corp. No. 20
Toll CT II Limited Partnership	Toll Land Corp. No. 20
Toll CT III Limited Partnership	Toll Land Corp. No. 20
Toll CT IV Limited Partnership	Toll Land Corp. No. 20
Toll DE LP	Tenby Hunt, Inc.
Toll DE II LP	Tenby Hunt, Inc.
Toll Estero Limited Partnership	Toll FL GP Corp.
Toll FL Limited Partnership	Toll FL GP Corp.
Toll FL II Limited Partnership	Toll FL GP Corp.
Toll FL III Limited Partnership	Toll FL GP Corp.
Toll FL IV Limited Partnership	Toll FL GP Corp.
Toll FL V Limited Partnership	Toll FL GP Corp.
Toll FL VI Limited Partnership	Toll FL GP Corp.
Toll FL VII Limited Partnership	Toll FL GP Corp.
Toll FL VIII Limited Partnership	Toll FL GP Corp.
Toll FL X Limited Partnership	Toll FL GP Corp.
Toll FL XII Limited Partnership	Toll FL GP Corp.
Toll FL XIII Limited Partnership	Toll FL GP Corp.
Toll Ft. Myers Limited Partnership	Toll FL GP Corp.
Toll GA LP	Toll GA GP Corp.
Toll IL, L.P.	Toll IL GP Corp.
Toll IL II, L.P.	Toll IL GP Corp.
Toll IL III, L.P.	Toll IL GP Corp.
Toll IL IV, L.P.	Toll IL GP Corp.
Toll IL HWCC, L.P.	Toll IL GP Corp.
Toll IL WSB, L.P.	Toll IL GP Corp.
Toll Jacksonville Limited Partnership	Toll FL GP Corp.
Toll Land V Limited Partnership	Toll Peppertree, Inc.

Toll Land VI Limited Partnership	Toll Peppertree, Inc.
Toll Land IX Limited Partnership	Toll VA GP Corp.
Toll Land X Limited Partnership	Toll VA GP Corp.
Toll Land XV Limited Partnership	Toll VA GP Corp.
Toll Land XVIII Limited Partnership	Toll Land Corp. No. 20
Toll Land XIX Limited Partnership	Toll CA GP Corp.
Toll Land XX Limited Partnership	Toll CA GP Corp.
Toll Land XXI Limited Partnership	Toll VA GP Corp.
Toll Land XXII Limited Partnership	Toll CA GP Corp.
Toll Land XXIII Limited Partnership	Toll CA GP Corp.
Toll Land XXVI Limited Partnership	Toll OH GP Corp.
Toll Livingston at Naples Limited Partnership	Toll FL GP Corp.
Toll MA Land Limited Partnership	Franklin Farms G.P., Inc.
Toll MD AF Limited Partnership	Toll Land Corp. No. 43
Toll MD Builder I, L.P.	Toll MD Builder Corp.
Toll MD Limited Partnership	Toll Land Corp. No. 43
Toll MD II Limited Partnership	Toll Land Corp. No. 43
Toll MD III Limited Partnership	Toll Land Corp. No. 43
Toll MD IV Limited Partnership	Toll Land Corp. No. 43
Toll MD V Limited Partnership	Toll Land Corp. No. 43
Toll MD VI Limited Partnership	Toll Land Corp. No. 43
Toll MD VII Limited Partnership	Toll Land Corp. No. 43
Toll MD VIII Limited Partnership	Toll Land Corp. No. 43
Toll MD IX Limited Partnership	Toll Land Corp. No. 43
Toll MD X Limited Partnership	Toll Land Corp. No. 43
Toll MD XI Limited Partnership	Toll Land Corp. No. 43
Toll MI Limited Partnership	Toll MI GP Corp.
Toll MI II Limited Partnership	Toll MI GP Corp.
Toll MI III Limited Partnership	Toll MI GP Corp.
Toll MI IV Limited Partnership	Toll MI GP Corp.
Toll MI V Limited Partnership	Toll MI GP Corp.
Toll MI VI Limited Partnership	Toll MI GP Corp.
Toll MN, L.P.	Toll MN GP Corp.
Toll MN II, L.P.	Toll MN GP Corp.
Toll Naval Associates	Toll Bros. Inc.
Toll NC, L.P.	Toll NC GP Corp.
Toll NC II LP	Toll NC GP Corp.
Toll NC III LP	Toll NC GP Corp.
Toll NH Limited Partnership	Toll NH GP Corp.
Toll NJ Builder I, L.P.	Toll Northeast LP Company, Inc.
Toll Northville Limited Partnership	Toll MI GP Corp.
Toll NV Limited Partnership	Toll NV GP I LLC
Toll NY LP	Toll Peppertree, Inc.
Toll NY III L.P.	Toll Peppertree, Inc.
Toll NY IV L.P.	Toll Peppertree, Inc.
Toll NY V L.P.	Toll Peppertree, Inc.

Toll Orlando Limited Partnership	Toll FL GP Corp.
Toll PA, L.P.	Toll PA GP Corp.
Toll PA II, L.P.	Toll PA GP Corp.
Toll PA III, L.P.	Toll PA GP Corp.
Toll PA IV, L.P.	Toll PA GP Corp.
Toll PA V, L.P.	Toll PA II GP Corp.
Toll PA VI, L.P.	Toll PA GP Corp.
Toll PA VIII, L.P.	Toll PA GP Corp.
Toll PA IX, L.P.	Toll PA GP Corp.
Toll PA X, L.P.	Toll PA GP Corp.
Toll PA XI, L.P.	Toll PA GP Corp.
Toll PA XII, L.P.	Toll PA III GP Corp.
Toll PA XIII, L.P.	Toll PA GP Corp.
Toll PA XIV, L.P.	Toll PA GP Corp.
Toll PA XV, L.P.	Toll PA GP Corp.
Toll PA XVI, L.P.	Toll PA GP Corp.
Toll PA XVII, L.P.	Toll PA GP Corp.
Toll PA XVIII, L.P.	Toll PA GP Corp.
Toll PA XIX, L.P.	Toll PA GP Corp.
Toll PA Development LP	Toll PA GP Corp.
Toll PA Management LP	Toll PA GP Corp.
Toll Realty Holdings LP	Toll Realty Holdings Corp. I
Toll RI, L.P.	Toll RI GP Corp.
Toll RI II, L.P.	Toll RI GP Corp.
Toll SC, L.P.	Toll SC GP Corp.
Toll SC II, L.P.	Toll SC GP Corp.
Toll SC III, L.P.	Toll SC GP Corp.
Toll SC IV, L.P.	Toll SC GP Corp.
Toll Stonebrae LP	Toll CA GP Corp.
Toll VA, L.P.	Toll VA GP Corp.
Toll VA II, L.P.	Toll VA GP Corp.
Toll VA III, L.P.	Toll VA III, L.L.C.
Toll VA IV, L.P.	Toll VA GP Corp.
Toll VA V, L.P.	Toll VA GP Corp.
Toll VA VI, L.P.	Toll VA GP Corp.
Toll VA VII, L.P.	Toll VA GP Corp.
Toll VA VIII, L.P.	Toll VA GP Corp.
Toll WA LP	Toll WA GP Corp.
Toll WV LP	Toll WV GP Corp.
Toll YL II, L.P.	Toll YL, Inc.
Toll YL, L.P.	Toll YL, Inc.
Toll-Dublin, L.P.	Toll CA GP Corp.
Village Partners, L.P.	Toll PA Builder Corp.
Wilson Concord, L.P.	Toll TN GP Corp.

LIMITED LIABILITY COMPANIES

5-01 – 5-17 48th Avenue LLC
5-01 – 5-17 48th Avenue II LLC
5-01 – 5-17 48th Avenue GC LLC
5-01 – 5-17 48th Avenue GC II LLC
51 N. 8th Street I LLC
51 N. 8th Street GC LLC
51 N. 8th Street GC II LLC
89 Park Avenue LLC
110-112 Third Ave. GC LLC
110-112 Third Ave. GC II LLC
353-357 Broadway LLC
353-357 Broadway Member LLC
2301 Fallston Road LLC
Arbor Hills Development LLC
Arbors Porter Ranch, LLC
Arthur’s Woods, LLC
Belmont Country Club I LLC
Belmont Country Club II LLC
Block 268 LLC
Brier Creek Country Club I LLC
Brier Creek Country Club II LLC
Byers Commercial LLC
C.B.A.Z Construction Company LLC
C.B.A.Z. Holding Company LLC
Component Systems I LLC
Component Systems II LLC
Dominion Valley Country Club I LLC
Dominion Valley Country Club II LLC
First Brandywine LLC III
First Brandywine LLC IV
Frenchman’s Reserve Realty LLC
Golf I Country Club Estates at Moorpark LLC
Golf II Country Club Estates at Moorpark LLC
Goshen Road Land Company LLC
Hatboro Road Associates LLC
Hawthorn Woods Country Club II LLC
Hoboken Land I LLC
Jacksonville TBI Realty LLC
Lighthouse Point Land Company, LLC
Liseter Land Company LLC
Liseter, LLC
Longmeadow Properties LLC
Long Meadows TBI, LLC
Martinsburg Ventures, L.L.C.
Mizner Realty L.L.C.
Naples TBI Realty LLC
Orlando TBI Realty LLC
Paramount Village LLC
Phillips Drive LLC
Placentia Development Company, LLC
Plum Canyon Master LLC
PRD Investors, LLC

Prince William Land I LLC
Prince William Land II LLC
Rancho Costera LLC
Regency at Dominion Valley LLC
The Regency Golf Club I LLC
The Regency Golf Club II LLC
The Ridges at Belmont Country Club I LLC
The Ridges at Belmont Country Club II LLC
Shapell Hold Properties No. 1, LLC
Shapell Land Company, LLC
South Riding Realty LLC
SR Amberlea LLC
SRLP II LLC
Tampa TBI Realty LLC
TB Kent Partners LLC
Toll Austin TX LLC
Toll Austin TX II LLC
Toll Austin TX III LLC
Toll BBC LLC
Toll BBC II LLC
Toll CA I LLC
Toll CA III LLC
Toll CA Note II LLC
Toll Cedar Hunt LLC
Toll CO I LLC
Toll Corners LLC
Toll Dallas TX LLC
Toll-Dublin, LLC
Toll Equipment, L.L.C.
Toll FL I, LLC
Toll FL IV LLC
Toll FL V LLC
Toll Glastonbury LLC
Toll Henderson LLC
Toll Houston Land LLC
Toll Houston TX LLC
Toll Jupiter LLC
Toll IN LLC
Toll Land VII LLC
Toll Lexington LLC
Toll MA I LLC
Toll MA II LLC
Toll MA III LLC
Toll MA IV LLC
Toll MA Development LLC
Toll MA Holdings LLC
Toll MA Land II GP LLC
Toll MA Management LLC
Toll MD I, L.L.C.
Toll MD II LLC
Toll MD III LLC
Toll MD IV LLC
Toll Midwest LLC
Toll NC I LLC

Toll NC IV LLC
Toll NC Note LLC
Toll NC Note II LLC
Toll North LV LLC
Toll North Reno LLC
Toll NV GP I LLC
Toll NV Holdings LLC
Toll NY II LLC
Toll Prasada LLC
Toll Realty L.L.C.
Toll San Antonio TX LLC
Toll South LV LLC
Toll South Reno LLC
Toll Southwest LLC
Toll Southwest II LLC
Toll Stratford LLC
Toll SW Holding LLC
Toll TX Note LLC
Toll VA L.L.C.
Toll VA III L.L.C.
Toll Van Wyck, LLC
Toll Vanderbilt I LLC
Toll Vanderbilt II LLC
Toll West Coast LLC
Toll West Coast II LLC
Upper K Investors, LLC
Upper-K Shapell, LLC
Vanderbilt Capital LLC
Virginia Construction Co. I, LLC
Virginia Construction Co. II, LLC

LIMITED LIABILITY COMPANY	SOLE MEMBER

First Brandywine LLC I	First Brandywine Investment Corp. II
First Brandywine LLC II	First Brandywine Investment Corp. II

EXHIBIT C

[See Attached]

EXHIBIT C

CORPORATIONS

Amwell Chase, Inc.
Toll Land Corp. No. 6
Toll Land Corp. No. 10

PARTNERSHIPS

PARTNERSHIP	GENERAL PARTNER

Estates at Princeton Junction, L.P.	Toll Land Corp. No. 10
Estates at Rivers Edge, L.P.	Toll Land Corp. No. 10
Greenwich Chase, LP.	Toll Land Corp. No. 10
Hoboken Land LP	Toll Land Corp. No. 10
Laurel Creek, L.P.	Toll Land Corp. No. 10
Toll at Westlake, L.P.	Toll Land Corp. No. 10
Toll Grove LP	Toll Land Corp. No. 10
Toll Hudson LP	Toll Land Corp. No. 10
Toll Land IV Limited Partnership	Toll Land Corp. No. 10
Toll Land XI Limited Partnership	Toll Land Corp. No. 10
Toll Land XVI Limited Partnership	Toll Land Corp. No. 10
Toll Land XXV Limited Partnership	Toll Land Corp. No. 10
Toll NJ, L.P.	Toll Land Corp. No. 10
Toll NJ II, L.P.	Toll Land Corp. No. 10
Toll NJ III, L.P.	Toll Land Corp. No. 10
Toll NJ IV, L.P.	Toll Land Corp. No. 10
Toll NJ V, L.P.	Toll Land Corp. No. 10
Toll NJ VI, L.P.	Toll Land Corp. No. 10
Toll NJ VII, L.P.	Toll Land Corp. No. 10
Toll NJ VIII, L.P.	Toll Land Corp. No. 10
Toll NJ XI, L.P.	Toll Land Corp. No. 10
Toll NJ XII LP	Toll Land Corp. No. 10
West Amwell Limited Partnership	Toll Land Corp. No. 6

LIMITED LIABILITY COMPANIES

126-142 Morgan Street Urban Renewal LLC
134 Bay Street LLC
700 Grove Street Urban Renewal LLC
1400 Hudson LLC
1451 Hudson LLC
1450 Washington LLC
1500 Garden St. LLC
Block 255 LLC
CWG Construction Company LLC
Enclave at Long Valley I LLC
Enclave at Long Valley II LLC

Hoboken Cove LLC
Morgan Street JV LLC
PT Maxwell Holdings, LLC
PT Maxwell, L.L.C.
Regency at Denville LLC
Regency at Mansfield I LLC
Regency at Mansfield II LLC
Regency at Washington I LLC
Regency at Washington II LLC
Toll EB LLC
Toll Hoboken LLC
Toll Morgan Street LLC
Toll NJ I, L.L.C.
Toll NJ II, L.L.C.
Toll NJ III LLC